______________________________________________________________________________

                                                                  Exhibit 99-1

                      QUAKER CHEMICAL CORPORATION

    DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN AUTHORIZATION FORM

    I (we) hereby appoint American Stock Transfer & Trust Company (or any successor) as agent ("Agent") to receive cash dividends that may hereafter become payable to me (us) on Common Shares of Quaker Chemical Corporation registered in my (our) name(s) as shown below and authorize the Agent to apply such dividends, and any optional cash payments I (we) may properly make, to the purchase of full and fractional Common Shares under the terms and conditions of the Company's Dividend Reinvestment and Stock Purchase Plan, as follows:


PLEASE INDICATE YOUR SELECTION BELOW:

/  / FULL DIVIDEND REINVESTMENT ON      The cash dividends on all Common Shares
     ALL COMMON SHARES                  now or subsequently registered in my
                                        (our) name(s) or held in my (our) Plan
                                        account should be reinvested in
                                        additional Common Shares.  I (we) may
                                        also make optional cash payments.



/  / OPTIONAL CASH PAYMENTS ONLY        I (we) want to make only optional cash
                                        purchases under the Plan.  I (we) do
                                        not want to reinvest dividends on
                                        Common Shares registered in my (our)
                                        name(s) or on shares held in my (our)
                                        Plan account.

PLEASE READ CAREFULLY. THIS IS NOT A PROXY. DO NOT RETURN THIS CARD UNLESS YOU WISH TO PARTICIPATE IN THE DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN.


______________________________________________________________________________


______________________________________________________________________________


TO ENROLL IN THE DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN:
Indicate your desired investment option on the reverse, sign below exactly as your name(s) appears on your stock certificate(s), and return this card in the enclosed envelope. You may, if you wish, include an optional cash payment of not less than $300 nor more than $2,000 by check or money order payable to "American Stock Transfer & Trust Company." DO NOT RETURN THIS CARD UNLESS YOU WISH TO PARTICIPATE IN THE DIVIDEND REINVESTMENT AND
STOCK PURCHASE PLAN.


                                  ____________________________________________
                                  Signature

                                  ____________________________________________
                                  Signature

                                  ____________________________________________
                                  Social Security or Tax Identification Number

                                  ____________________________________________
                                  Daytime Telephone Number

                                  Date: ______________________________________





______________________________________________________________________________

                       QUAKER CHEMICAL CORPORATION
                  AUTOMATIC CASH INVESTMENT APPLICATION


I. This authorizes the automatic transfer of funds from my/our checking, savings or other bank account to the Quaker Chemical Corporation Dividend Reinvestment and Stock Purchase Plan.


    1.  NAME(S)

        ______________________________________________________________________

        ______________________________________________________________________

        DAYTIME TELEPHONE (    ) _____________________________________________

        (Please print exactly as shown on your Quaker Dividend Reinvestment and Stock Purchase Plan statement or enrollment card)

    2.  YOUR QUAKER DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
        ACCOUNT NUMBER


        ______________________________________________________________________
        (As shown on your Plan statement.)

    3. AMOUNT TO BE DEDUCTED MONTHLY FROM YOUR BANK ACCOUNT AND INVESTED IN QUAKER STOCK (MINIMUM $300, MAXIMUM $2,000 PER MONTH)

        ______________________________________________________________________
        (Your bank account will be debited or charged two (2) business days before the funds are invested in accordance with the terms and conditions of the Plan.)

    4.  NAME(S) OF DEPOSITOR(S)

        ______________________________________________________________________
        (As shown on bank records and on your checks.)

    5.  NAME OF BANK

        ______________________________________________________________________

    6.  BANK ADDRESS

        (CITY) _________________________ (STATE) ________ (ZIP CODE) _________

    7.  TYPE OF BANK ACCOUNT:

        _____________ CHECKING ___________ SAVINGS ___________ OTHER (SPECIFY)

    8.  SIGNATURE(S) _____________________________________________ ___________
                     Signature of depositor                        Date

                     _____________________________________________ ___________
                     Signature of joint depositor, if any          Date


NOTE: Completion of this form is strictly optional and is not required to enroll in the Quaker Chemical Corporation Dividend Reinvestment and Stock Purchase Plan.


II.  Attach Voided Check (or Deposit Slip)
            Return to:        American Stock Transfer and Trust Company
                              Attention: Dividend Reinvestment Department
                              40 Wall Street
                              New York, NY 10005

            Questions:        Call 800-278-4353


            ____________________________________________________________

              Mary Smith                                           110
              500 Valley Lane
              Anywhere, USA

              Pay to the
              order of _______________________________ $ ___________

              ______________________________________________ Dollars

              YOUR BANK
              ANYWHERE, USA

              MEMO _________________________
              :1234567890:   123 456 78 0110

            ____________________________________________________________
                                    YOUR NUMBER